UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – April 14, 2015

THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code – (212) 495-1784

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 14, 2015, Gerald L. Hassell, Chairman and Chief Executive Officer of The Bank of New York Mellon Corporation (the “Company”) is scheduled to present at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 9:00 a.m. (EDT) in New York, New York. Slide 10 of the presentation for the Annual Meeting includes qualitative commentary regarding the Company’s financial results for the first quarter ended March 31, 2015.

ITEM 7.01.	REGULATION FD DISCLOSURE.
A copy of the presentation for the Annual Meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Items 2.02 and 7.01, and in Exhibit 99.1 attached to this Current Report on Form 8-K, is being “furnished” pursuant to General Instruction B.2. of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any filings the Company has made or may make under the Securities Act of 1933 or Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit
Number    Description

99.1        Presentation for the Annual Meeting of Stockholders on April 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: April 14, 2015	By: /s/ Craig T. Beazer
Name: Craig T. Beazer Title: Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Presentation for the Annual Meeting of Stockholders on April 14, 2015	Furnished herewith

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